UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2015

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	7

Portfolio Management Discussions and Performance Summaries	9

Schedules of Investments	35

Financial Statements	42

Financial Highlights	50

Notes to Financial Statements	60

Other Information	78

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Goldman Sachs Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Goldman Sachs Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, and Goldman Sachs International Equity Insights Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes are those that have traditionally had low correlations to traditional market exposures such as large capitalization equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the six-month period ended June 30, 2015 (the “Reporting Period”).

Market Review

During the six months ended June 30, 2015 (the “Reporting Period”), U.S. and international equities generated positive returns, while global spread (non-government bond) sectors provided mixed results.

U.S. Equities

Economic data generally improved during the Reporting Period. First quarter 2015 U.S. Gross Domestic Product (“GDP”) came in weaker than expected, though many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. Importantly, unemployment continued to steadily fall, reaching a low of 5.4%, and the housing market continued to improve. Consumer spending was slightly softer than expected early in the Reporting Period, but progressively bettered, with strong retail sales growth and robust auto sales in May 2015.

Throughout the Reporting Period, markets focused on the timing of the first interest rate increase by the U.S. Federal Reserve (the “Fed”) since 2006. Given the unexpectedly weak economy in the first quarter of 2015, many market participants extended their forecasts for an initial rate hike, or “lift-off”, from September 2015 to December 2015.

The West Texas Intermediate (“WTI”) crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel by the end of April 2015 and remaining around that level for the rest of the Reporting Period. Market participants perceived the combination of lower energy prices, better employment prospects and an improving housing market as beneficial for consumers. Thus, stocks of many consumer companies rose in anticipation of increasing consumption. Health care stocks generally performed well, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust.

While returns overall were muted, most segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index, gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

International Equities

Central bank policy, currency trends and sharp oil price declines were major themes affecting international equities during the Reporting Period. Both the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, the euro and yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. The euro sank to a 12-year low against the U.S. dollar in March 2015

MARKET REVIEW

before rebounding slightly through the remainder of the Reporting Period. The impact of the weaker euro was already noticeable in European corporate earnings reports during the Reporting Period, many of which were better than expected. Similarly, Japanese companies began to benefit from the weak yen. In our view, strong equity markets in Europe and Japan reflected the positive impact of weak currencies on corporate earnings growth as well as optimism that monetary stimulus would stave off deflation and promote economic growth.

Toward the end of the Reporting Period, the uncertainty and rising intensity of Greece’s negotiations with European Union (“EU”) leaders weighed on global financial markets, particularly European equities. The Greek government took the unusual step of calling a referendum on whether Greece should accept the deal offered by its creditors. The ECB voted against providing any additional emergency liquidity assistance to Greek banks in the meantime, forcing Greece to close its banks until after the referendum.

The sharp drop in oil prices also impacted international equity markets during the Reporting Period. The international Brent crude oil benchmark price fell from a high of $115 per barrel in June 2014 to a low of $47 per barrel in January 2015 before rebounding to just more than $65 per barrel at the beginning of May 2015 and settling in a range of approximately $60 to $65 per barrel through the end of June 2015. The low crude oil price forced many energy companies to lower earnings.

Market participants perceived the combination of lower energy prices, aggressive monetary stimulus and improving economies as beneficial for consumers in Europe and Japan as well as for sales of European and Japanese consumer products in the U.S. In turn, stocks of many consumer companies rose in anticipation of increasing consumption. Health care stocks generally performed well, as many companies have been meeting or beating earnings estimates, and merger and acquisition activity remained robust.

Fixed Income Markets

In January 2015, when the Reporting Period began, spread sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near first calendar quarter-end, Eurozone finance ministers agreed to a four-month extension of the existing Greek bailout package, buying time but leaving unresolved the question of how Greece would fund debt repayments during July and August 2015.

During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt posted strong positive returns, while investment grade corporate bonds lagged. U.S. Treasury yields rose amid significant volatility in May and

MARKET REVIEW

early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. GDP was revised upwards from -0.7% to a seasonally adjusted annual rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat in the second calendar quarter to the seemingly intractable challenges surrounding Greece.

For the Reporting Period overall, high yield corporate bonds generated the strongest positive returns within the broad fixed income market. Sovereign emerging markets debt also recorded gains, outperforming U.S. Treasuries, followed at some distance by asset-backed securities, agency securities, and commercial mortgage-backed securities. Investment grade corporate bonds and mortgage-backed securities declined slightly, underperforming U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, as intermediate-term and longer-term yields rose more than shorter-term maturities. The yield on the bellwether 10-year U.S. Treasury fell approximately 18 basis points during the Reporting Period to 2.35%.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

MSCI ACWI captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries. With 2,483 constituents (as of June 30, 2015), the index covers approximately 85% of the global investable equity opportunity set.

Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro-yen corporate bonds, Canadian government, agency and corporate securities, and U.S. dollar-denominated investment grade 144A securities.

Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed securities and asset-backed securities.

S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 911 constituents as of June 30, 2015, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The developed markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

Wilshire Real Estate Securities Index measures U.S. publicly-traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the Wilshire U.S. Real Estate Securities Index is comprised of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. It can serve as a proxy for direct real estate investing by excluding securities whose value is not always tied to the value of the underlying real estate. Exclusions include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers, home builders, large landowners and sub-dividers of unimproved land, hybrid REITs and timber REITs. The rationale for the exclusions is that factors other than real estate supply and demand, such as interest rates, can influence the market value of these companies.

S&P Developed ex-U.S. Small Cap Index is a float-adjusted market capitalization weighted index including all stocks with total market capitalization less than USD 2 billion from developed countries included in the S&P Global BMI excluding the U.S. The S&P Global BMI (Broad Market Index), which comprises the S&P Developed BMI and S&P Emerging BMI, is a comprehensive, rules-based index measuring global stock market performance. It represents the only global index suite with a transparent, modular structure that has been fully float adjusted since its inception in 1989.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 70* professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*As	of June 2015.
†Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios — Asset Allocation

Investment Process and Principal Strategy

Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities. Some underlying funds also invest dynamically across equity, fixed income, commodity and other markets through a managed volatility or trend-following approach.

The investment adviser allows the Portfolios’ strategic targets to shift with their respective market returns but continues to adjust tactical tilts on a quarterly basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 0.54%, 0.16%, 0.74%, 0.49%, 0.58% and 0.41%, respectively. This compares to the 0.83% cumulative total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of -0.39% and 2.66%, respectively, during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 3.94%, 3.62%, 4.18%, 3.96%, 4.06% and 3.83%, respectively. This compares to the 2.66% cumulative total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 1.80%, 1.43%, 1.99%, 1.75%, 1.93% and 1.68%, respectively. This compares to the 1.44% cumulative total return of the Portfolio’s blended benchmark, which is comprised 40% of the Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of -0.39% and 2.66%, respectively, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 3.02%, 2.64%, 3.18%, 2.95%, 3.22% and 2.93%, respectively. This compares to the 2.05% cumulative total return of the Portfolio’s blended benchmark, which is comprised 80% of the MSCI ACWI Index and 20% of the Barclays Global Index, during the same period.

PORTFOLIO RESULTS

The components of the Portfolio’s blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated cumulative total returns of -0.39% and 2.66%, respectively, during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios generated positive absolute returns, with those having greater equity exposure performing more strongly. Three of the Portfolios outperformed their respective blended benchmarks. The Goldman Sachs Balanced Strategy Portfolio, which has a greater fixed income exposure, modestly underperformed its blended benchmark. Overall, the Portfolios benefited from our strategic, long-term asset allocation policy. Security selection within the underlying funds also added to the performance of each of the Portfolios. However, the implementation of our quarterly tactical views detracted from returns.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	The implementation of our quarterly tactical views detracted from the performance of the Portfolios during the Reporting Period.

Overall, the Portfolios benefited from our preference for equities over fixed income. However, within equity allocations, overweight positions in U.S. stocks versus international stocks hurt returns. The Portfolios were also hampered by overweight positions in U.S. value stocks versus U.S. growth stocks. The impact of the Portfolios’ positioning in emerging markets equities versus developed markets equities and in U.S small-cap stocks versus U.S. large-cap stocks was relatively neutral during the Reporting Period.

Within fixed income allocations, overweight positions in high yield corporate bonds versus investment grade corporate bonds added to results. The impact of the Portfolios’ positioning in local emerging markets debt versus developed markets debt, U.S. dollar denominated emerging markets debt versus developed markets debt and U.S. fixed income versus international fixed income was relatively neutral during the Reporting Period.

In terms of our country-level views, the Portfolios benefited from our country selection strategy within international equities (implemented through an investment in the Goldman Sachs International Equity Insights Fund). The impact of our country selection within emerging markets equities (accomplished through an investment in the Goldman Sachs Emerging Markets Equity Insights Fund) was relatively neutral during the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund outperformed their respective benchmark indices. The Goldman Sachs Large Cap Growth Insights Fund underperformed its benchmark index most during the Reporting Period.

On the fixed income side, most underlying funds lagged their respective benchmark indices, with the Goldman Sachs Local Emerging Markets Debt Fund underperforming its benchmark index most during the Reporting Period. The Goldman Sachs Core Fixed Income Fund produced returns that were generally in line with its benchmark index.

Among alternative investment classes, the Goldman Sachs International Real Estate Securities Fund outperformed its benchmark index most. The Goldman Sachs U.S. Real Estate Securities Fund underperformed its benchmark index most during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	In implementing our strategies, we were bullish on equities versus fixed income when the Reporting Period began, maintaining that view through the first quarter of 2015 due to continued strong momentum in the global equity markets.

PORTFOLIO RESULTS

During the second calendar quarter, we shifted our view from bullish to neutral on equities versus fixed income due to higher relative valuations in the global equity markets.

Within equities, at the beginning of the Reporting Period, we had a slightly bullish view on U.S. stocks versus international stocks due to high risk premiums and strong fund flows in the U.S. During the first quarter of 2015, we maintained our positive view of U.S. stocks over international stocks due to continued strong fund flows and an attractive risk-return profile in the U.S. In spite of relatively expensive valuations in our view, we continued to favor U.S. stocks over international stocks in the second calendar quarter because of high risk premiums and strong fund flows in the U.S. When the Reporting Period started, we were neutral on emerging markets equities relative to developed markets equities because of negative short-term momentum in emerging markets equities. We shifted to a bullish view on developed markets equities versus emerging markets equities during the first calendar quarter due to an unattractive risk-reward profile and a poor macroeconomic environment for emerging markets equities. In the second quarter of 2015, we moderated our bullish view on developed markets equities versus emerging markets equities, but remained bullish, due to our perception of negative short-term momentum in emerging markets equities.

We implemented our country level views within the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund, which served as underlying funds during the Reporting Period. Among developed markets equities at the end of the Reporting Period, we were bullish on Japan and Germany due to what we believe to be supportive macroeconomic conditions, attractive valuations and strong momentum. We had a bearish view on Switzerland based on unsupportive macroeconomic conditions, poor momentum and weak fund flows in our view. In addition, we were bearish on Portugal, primarily due to our perception of unattractive long-term valuations. Among emerging markets equities at the end of the Reporting Period, we favored Turkey and the Czech Republic, primarily because of what we believe to be attractive risk premiums and attractive valuations. We were bearish on the Philippines and Mexico due to unattractive relative valuations and a weak macroeconomic environment in our view.

Among U.S. equities, we began the Reporting Period bullish on value stocks versus growth stocks because of continuing positive sentiment for value stocks. We shifted our view to neutral in the first quarter of 2015 due to mixed consumer and business sentiment, remaining neutral through the second calendar quarter. At the beginning of the Reporting Period, we were bullish on large-cap stocks versus small-cap stocks as a result of positive sentiment for large-cap stocks. We remained bullish on large-cap stocks versus small-cap stocks in the first calendar quarter because of the attractive risk-reward profile of large-cap stocks. In the second calendar quarter, we maintained our bullish view on large-cap stocks relative to small-cap stocks due to more attractive valuations and stronger sentiment for large-cap stocks in our view.

Within fixed income, at the start of the Reporting Period, we had a neutral view on international fixed income versus U.S. fixed income because of falling yields in the U.S. and continued economic uncertainty in Europe and Japan. We maintained our neutral view in the first calendar quarter given uncertainty about future U.S. interest rates and continued macroeconomic risk in Europe and Japan. In the second calendar quarter, we shifted our view from neutral to bullish on U.S. fixed income versus international fixed income. At the beginning of the Reporting Period and through the first quarter of 2015, we were bullish on high yield corporate bonds versus investment grade corporate bonds given the strong momentum of high yield corporate bonds. During the second calendar quarter, we became very bullish on high yield corporate bonds versus investment grade corporate bonds because of our perception of continued strong momentum of high yield corporate bonds.

When the Reporting Period started, we held a neutral view on U.S. dollar denominated emerging markets debt versus developed markets debt due to negative momentum in U.S. dollar denominated emerging markets debt. We maintained this neutral view throughout the Reporting Period. At the beginning of the Reporting Period, we had a neutral view on local emerging markets debt versus developed markets debt because of negative momentum in local emerging markets debt. In the first quarter of 2015, we shifted our view to bullish on local emerging markets debt versus developed markets debt because of the attractive risk-return profile and positive macroeconomic outlook for local emerging markets debt. During the second calendar quarter, we adopted a bearish view on local emerging markets debt versus developed markets debt, driven largely by the weak momentum in emerging markets currencies in our view.

PORTFOLIO RESULTS

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	During the Reporting Period, Edward J. Tostanoski III became a co-portfolio manager for the Portfolios. By design, all investment decisions for the Portfolios are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios. Alongside Edward J. Tostanoski III, the portfolio managers for the Portfolios are William Fallon, James Park and Nicholas Chan.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. We make 10 active decisions within the Portfolios based on our current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

At the end of the Reporting Period, we were bullish on equities relative to fixed income. We remained slightly bullish on developed markets equities versus emerging markets equities. We continued to favor U.S. stocks versus international stocks. Within U.S. equities, we remained neutral on value stocks relative to growth stocks and maintained a positive view on large-cap stocks versus small-cap stocks.

In fixed income at the end of the Reporting Period, we were bullish on U.S. fixed income relative to international fixed income. We were very bullish on high yield corporate bonds relative to investment grade corporate bonds. In addition, we were bearish on local emerging markets debt versus developed markets debt and were neutral on U.S. dollar denominated emerging markets debt versus developed markets debt.

FUND BASICS

Balanced Strategy

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Barclays Global Index	MSCI ACWI Index
Class A	0.54%	0.83%	-0.39%	2.66%
Class C	0.16	0.83	-0.39	2.66%
Institutional	0.74	0.83	-0.39	2.66%
Service	0.49	0.83	-0.39	2.66%
Class IR	0.58	0.83	-0.39	2.66%
Class R	0.41	0.83	-0.39	2.66%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Net, USD, Hedged) (“Barclays Global Index”) (60%) and the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.73%	4.80%	3.68%	4.12%	1/2/98
Class C	-2.96	5.21	3.50	3.69	1/2/98
Institutional	-0.91	6.41	4.69	4.88	1/2/98
Service	-1.41	5.88	4.18	4.36	1/2/98
Class IR	-1.07	6.22	N/A	3.12	11/30/07
Class R	-1.57	5.74	N/A	2.64	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.43%
Class C	2.12	2.18
Institutional	0.97	1.03
Service	1.47	1.52
Class IR	1.12	1.18
Class R	1.62	1.67

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2015 to June 30, 2015. Actual underlying fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Equity Growth Strategy

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015–June 30, 2015	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index[2]
Class A	3.94%	2.66%
Class C	3.62	2.66
Institutional	4.18	2.66
Service	3.96	2.66
Class IR	4.06	2.66
Class R	3.83	2.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s Index is the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.73%	10.96%	4.84%	4.39%	1/2/98
Class C	-0.90	11.39	4.65	3.97	1/2/98
Institutional	1.18	12.66	5.85	5.13	1/2/98
Service	0.77	12.12	5.33	4.63	1/2/98
Class IR	1.09	12.50	N/A	2.45	11/30/07
Class R	0.53	11.94	N/A	2.00	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.46%
Class C	2.13	2.20
Institutional	0.98	1.06
Service	1.48	1.55
Class IR	1.13	1.21
Class R	1.63	1.70

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2015 to June 30, 2015. Actual underlying fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth and Income Strategy

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Barclays Global Index	MSCI ACWI Index
Class A	1.80%	1.44%	-0.39%	2.66%
Class C	1.43	1.44	-0.39	2.66
Institutional	1.99	1.44	-0.39	2.66
Service	1.75	1.44	-0.39	2.66
Class IR	1.93	1.44	-0.39	2.66
Class R	1.68	1.44	-0.39	2.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Net, USD, Hedged) (“Barclays Global Index”) (40%) and the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.25%	6.95%	3.91%	4.40%	1/2/98
Class C	-2.43	7.35	3.73	3.95	1/2/98
Institutional	-0.38	8.60	4.92	5.15	1/2/98
Service	-0.89	8.05	4.41	4.63	1/2/98
Class IR	-0.46	8.42	N/A	2.59	11/30/07
Class R	-1.04	7.90	N/A	2.11	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	1.43%
Class C	2.15	2.18
Institutional	1.00	1.03
Service	1.50	1.53
Class IR	1.15	1.18
Class R	1.65	1.68

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31 2015 to June 30, 2015. Actual underlying fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, diifferences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

Growth Strategy

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Barclays Global Index	MSCI ACWI Index
Class A	3.02%	2.05%	-0.39%	2.66%
Class C	2.64	2.05	-0.39	2.66
Institutional	3.18	2.05	-0.39	2.66
Service	2.95	2.05	-0.39	2.66
Class IR	3.22	2.05	-0.39	2.66
Class R	2.93	2.05	-0.39	2.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Barclays Global Aggregate Bond Index (Net, USD, Hedged) (“Barclays Global Index”) (20%) and the MSCI All Country World Index (Gross, USD, Unhedged) (“MSCI® ACWI Index “) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.41%	8.89%	4.00%	4.15%	1/2/98
Class C	-1.67	9.32	3.81	3.71	1/2/98
Institutional	0.42	10.57	5.01	4.90	1/2/98
Service	-0.03	10.04	4.50	4.38	1/2/98
Class IR	0.36	10.43	N/A	2.14	11/30/07
Class R	-0.18	9.85	N/A	1.63	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.41%	1.45%
Class C	2.16	2.20
Institutional	1.01	1.05
Service	1.51	1.55
Class IR	1.16	1.20
Class R	1.66	1.70

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31 2015 to June 30, 2015. Actual underlying fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, diifferences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Process and Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities.

The Portfolio invests assets in a strategic mix of underlying funds, which the investment adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. The investment adviser allows strategic targets to shift with their respective market returns but adjusts the overall asset allocation of the Portfolio based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns of 1.72%, 1.34%, 1.93%, 1.75%, 1.86% and 1.60%, respectively. This compares to the 2.17% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays U.S. Aggregate Bond Index, 30% of the S&P 500® Index and 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Index, (Gross, USD, Unhedged), during the same period.

The components of the blended benchmark, the Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE Index, generated cumulative total returns of -0.10%, 1.23% and 5.88%, respectively, during the same period.

Q	How did the various satellite asset classes perform during the Reporting Period?

A	During the first half of the Reporting Period, most satellite asset classes generated positive returns, led by international small-cap equities and U.S. real estate securities. Within international small-cap equities, Europe and Japan outperformed, largely due to quantitative easing by the Bank of Japan and European Central Bank. Encouraging U.S. macroeconomic data and the continued low interest rates drove positive U.S. real estate securities performance. Conversely, the ongoing drop in oil prices had a negative impact on commodities and the appreciation of the U.S. dollar hurt local emerging markets debt.

In the second half of the Reporting Period, satellite asset classes realized mixed performance. U.S. and international real estate securities were challenged most, trending downward on growing anticipation about a potential rate hike by the U.S. Federal Reserve (the “Fed”). Meanwhile, commodities and international small-cap equities outpaced all other satellite asset classes. Commodities benefited from gains in the energy sector, driven by a rebound in oil prices. The price of Brent crude oil, which began the Reporting Period near $57 a barrel, continued to fall until April 2015 when it rebounded slightly, then plateaued, and closed the Reporting Period at approximately $60 a barrel.

For the Reporting Period overall, satellite asset classes underperformed core asset classes. U.S. real estate securities, as represented by the Wilshire Real Estate Securities Index, trailed other satellite asset classes, weighed down by concerns about the strength of the U.S. economic recovery. International small-cap equities, as represented by the S&P

PORTFOLIO RESULTS

Developed ex-U.S. Small Cap Index, performed well on robust corporate earnings and better-than-expected European and Japanese economic data. Low oil prices suggested inflation might fall short of central bank targets, which many market participants believed would lead to further stimulus, fueling positive sentiment and boosting the returns of many international small-cap stocks.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio underperformed its blended benchmark during the Reporting Period, largely because of its exposure to U.S. real estate securities, local emerging markets debt and commodities.

On the positive side, the Portfolio benefited from its allocations to international small-cap equities and high yield loans, which were the best performing satellite asset classes during the Reporting Period. Additionally, the performance of the Portfolio’s underlying funds contributed positively. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds added to the Portfolio’s performance. The Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs Emerging Markets Equity Fund outperformed their respective benchmark indices the most. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs International Small Cap Insights Fund also outperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs Commodity Strategy Fund, the Goldman Sachs High Yield Floating Rate Fund, the Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs International Small Cap Fund, the Goldman Sachs High Yield Fund and the Goldman Sachs Real Estate Securities Fund modestly underperformed their respective benchmark indices.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the first half of the Reporting Period, we rebalanced the Portfolio to maintain our target risk objectives. The risk contributions of local emerging markets debt and commodities had risen above the Portfolio’s maximum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to local emerging markets debt and commodities while increasing its allocations to U.S. high yield loans and international real estate securities.

In the second half of the Reporting Period, we rebalanced the Portfolio to maintain our target risk objectives. The risk contributions of U.S.-dollar denominated emerging markets debt and local emerging markets debt had risen above the Portfolio’s maximum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to U.S.-dollar denominated emerging markets debt and local emerging markets debt and increased its allocation to U.S. high yield loans.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	During the Reporting Period, Edward J. Tostanoski III became a co-portfolio manager for the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. Alongside Edward J. Tostanoski III, the portfolio

PORTFOLIO RESULTS

managers for the Portfolio are William Fallon, James Park and Nicholas Chan.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	We manage the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to high yield bonds. It also had modestly higher allocations to international real estate securities and commodities. The Portfolio decreased its exposure to emerging markets debt and also had slightly less exposure to emerging markets equities, international small-cap equities and U.S. real estate securities.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Barclays U.S. Aggregate Bond Index	MSCI® EAFE® Index	S&P 500® Index
Class A	1.72%	2.17%	-0.10%	5.88%	1.23%
Class C	1.34	2.17	-0.10	5.88	1.23
Institutional	1.93	2.17	-0.10	5.88	1.23
Service	1.75	2.17	-0.10	5.88	1.23
Class IR	1.86	2.17	-0.10	5.88	1.23
Class R	1.60	2.17	-0.10	5.88	1.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500® Index (30%), the MSCI® EAFE® Index (Gross, USD, Unhedged) (30%) and the Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-10.16%	5.33%	0.74%	3/30/07
Class C	-6.65	5.72	0.66	3/30/07
Institutional	-4.67	6.94	1.79	3/30/07
Service	-4.99	6.45	2.01	8/29/08
Class IR	-4.71	6.78	1.01	11/30/07
Class R	-5.10	6.27	0.51	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.49%
Class C	2.22	2.24
Institutional	1.07	1.09
Service	1.57	1.59
Class IR	1.22	1.24
Class R	1.72	1.74

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 6/30/15
Percentage of Investment Portfolio

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from March 31, 2015 to June 30, 2015. Actual underlying funds and weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 30.2%
3,409,635	Goldman Sachs International Equity Insights Fund	$37,574,180
1,533,058	Goldman Sachs Large Cap Value Insights Fund	25,939,337
1,068,104	Goldman Sachs Large Cap Growth Insights Fund	24,822,741
1,401,704	Goldman Sachs Emerging Markets Equity Insights Fund	12,587,301
609,328	Goldman Sachs Large Cap Value Fund	10,949,619
817,020	Goldman Sachs Strategic Growth Fund	10,547,728
311,613	Goldman Sachs Real Estate Securities Fund	5,858,319
506,613	Goldman Sachs International Small Cap Insights Fund	5,400,493
573,260	Goldman Sachs International Real Estate Securities Fund	3,594,340

		137,274,058

Fixed Income – 54.2%
11,957,948	Goldman Sachs Global Income Fund	148,637,292
3,421,729	Goldman Sachs Strategic Income Fund	34,354,159
4,093,471	Goldman Sachs High Yield Fund	27,426,253
1,745,981	Goldman Sachs Core Fixed Income Fund	18,262,959
1,081,621	Goldman Sachs Emerging Markets Debt Fund	13,163,330
667,005	Goldman Sachs Local Emerging Markets Debt Fund	4,528,963

		246,372,956

Dynamic – 15.9%
5,343,253	Goldman Sachs Dynamic Allocation Fund	56,317,882
1,541,499	Goldman Sachs Managed Futures Strategy Fund	16,124,080

		72,441,962

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $468,214,405)		$456,088,976

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,588,223)

NET ASSETS – 100.0%		$454,500,753

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.8%
Equity – 99.8%
10,816,959	Goldman Sachs International Equity Insights Fund	$119,202,894
2,901,609	Goldman Sachs Large Cap Growth Insights Fund	67,433,394
3,780,217	Goldman Sachs Large Cap Value Insights Fund	63,961,278
3,629,154	Goldman Sachs Emerging Markets Equity Insights Fund	32,589,803
2,225,410	Goldman Sachs Strategic Growth Fund	28,730,047
1,507,735	Goldman Sachs Large Cap Value Fund	27,093,997
1,040,159	Goldman Sachs International Small Cap Insights Fund	11,088,094
393,964	Goldman Sachs Real Estate Securities Fund	7,406,528
1,177,090	Goldman Sachs International Real Estate Securities Fund	7,380,355
258,665	Goldman Sachs Small Cap Equity Insights Fund	5,279,350

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.8%
(Cost $307,215,707)		$370,165,740

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		826,471

NET ASSETS – 100.0%		$370,992,211

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 51.4%
13,696,808	Goldman Sachs International Equity Insights Fund	$150,938,821
3,852,848	Goldman Sachs Large Cap Growth Insights Fund	89,540,187
5,275,169	Goldman Sachs Large Cap Value Insights Fund	89,255,860
5,266,335	Goldman Sachs Emerging Markets Equity Insights Fund	47,291,687
2,947,698	Goldman Sachs Strategic Growth Fund	38,054,780
2,100,873	Goldman Sachs Large Cap Value Fund	37,752,680
1,612,928	Goldman Sachs International Small Cap Insights Fund	17,193,811
610,920	Goldman Sachs Real Estate Securities Fund	11,485,293
1,825,188	Goldman Sachs International Real Estate Securities Fund	11,443,929
106,115	Goldman Sachs Small Cap Equity Insights Fund	2,165,810

		495,122,858

Fixed Income – 32.7%
12,925,391	Goldman Sachs Global Income Fund	160,662,611
4,841,517	Goldman Sachs Strategic Income Fund	48,608,833
7,240,013	Goldman Sachs High Yield Fund	48,508,089
3,707,226	Goldman Sachs Core Fixed Income Fund	38,777,585
1,485,038	Goldman Sachs Emerging Markets Debt Fund	18,072,916

		314,630,034

Dynamic – 16.0%
11,341,629	Goldman Sachs Dynamic Allocation Fund	119,540,770
3,271,714	Goldman Sachs Managed Futures Strategy Fund	34,222,131

		153,762,901

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $929,164,944)		$963,515,793

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.1%
Repurchase Agreements – 0.1%
Joint Repurchase Agreement Account II
$700,000	0.125%	07/01/15	$700,000
(Cost $700,000)

TOTAL INVESTMENTS – 100.2%
(Cost $929,864,944)			$964,215,793

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(2,292,969)

NET ASSETS – 100.0%			$961,922,824

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on June 30, 2015. Additional information appears on pages 40-41.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 71.9%
17,280,678	Goldman Sachs International Equity Insights Fund	$190,433,066
6,293,914	Goldman Sachs Large Cap Value Insights Fund	106,493,019
4,575,137	Goldman Sachs Large Cap Growth Insights Fund	106,326,193
6,343,910	Goldman Sachs Emerging Markets Equity Insights Fund	56,968,314
3,503,323	Goldman Sachs Strategic Growth Fund	45,227,899
2,508,133	Goldman Sachs Large Cap Value Fund	45,071,157
1,888,868	Goldman Sachs International Small Cap Insights Fund	20,135,334
715,417	Goldman Sachs Real Estate Securities Fund	13,449,837
2,137,407	Goldman Sachs International Real Estate Securities Fund	13,401,543
340,692	Goldman Sachs Small Cap Equity Insights Fund	6,953,530

		604,459,892

Fixed Income – 12.2%
3,295,893	Goldman Sachs Core Fixed Income Fund	34,475,038
4,163,632	Goldman Sachs High Yield Fund	27,896,332
2,126,205	Goldman Sachs Strategic Income Fund	21,347,102
1,535,328	Goldman Sachs Global Income Fund	19,084,128

		102,802,600

Dynamic – 16.1%
9,961,337	Goldman Sachs Dynamic Allocation Fund	104,992,496
2,873,673	Goldman Sachs Managed Futures Strategy Fund	30,058,624

		135,051,120

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $765,600,776)		$842,313,612

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,410,909)

NET ASSETS – 100.0%		$840,902,703

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 54.8%
8,846,998	Goldman Sachs Real Estate Securities Fund	$166,323,566
25,638,798	Goldman Sachs International Real Estate Securities Fund	160,755,262
9,363,162	Goldman Sachs International Small Cap Insights Fund	99,811,306
3,251,630	Goldman Sachs International Small Cap Fund	66,495,831
7,256,874	Goldman Sachs Emerging Markets Equity Insights Fund	65,166,724
3,007,570	Goldman Sachs Emerging Markets Equity Fund	52,933,235

		611,485,924

Fixed Income – 45.4%
20,896,178	Goldman Sachs High Yield Fund	140,004,390
12,956,356	Goldman Sachs High Yield Floating Rate Fund	127,620,111
10,458,774	Goldman Sachs Emerging Markets Debt Fund	127,283,278
8,297,659	Goldman Sachs Local Emerging Markets Debt Fund	56,341,102
14,359,090	Goldman Sachs Commodity Strategy Fund	55,713,268

		506,962,149

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $1,047,047,841)		$1,118,448,073

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,784,581)

NET ASSETS – 100.0%		$1,116,663,492

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Schedule of Investments

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2015, the Growth and Income Strategy Portfolio had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 700,000	$700,002	$ 714,092

REPURCHASE AGREEMENTS — At June 30, 2015, the Principal Amount of the Growth and Income Strategy Portfolio’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.090%	$271,498
Citigroup Global Markets, Inc.	0.140	116,356
Merrill Lynch & Co., Inc.	0.150	312,146
TOTAL		$700,000

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

ADDITIONAL INVESTMENT INFORMATION (continued)

At June 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
Federal Farm Credit Banks	0.175% to 3.04	0%	03/27/17 to 06/17/24
Federal Home Loan Banks	1.625 to 5.375		12/09/16 to 05/15/19
Federal Home Loan Mortgage Corp.	1.250 to 6.500		11/17/15 to 07/01/45
Federal National Mortgage Association	0.000 to 7.000		10/01/15 to 06/01/45
Government National Mortgage Association	2.500 to 8.500		05/15/24 to 05/15/45
United States Treasury Notes	0.068 to 2.625		07/15/16 to 11/15/24
United States Treasury Stripped Securities	0.000		02/15/18 to 05/15/45

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $468,214,405, $307,215,707, $929,164,944, $765,600,776 and $1,047,047,841)	$456,088,976
Repurchase agreement, at value which equals cost	—
Cash	—
Receivables:
Investments sold	36,620,026
Dividends	575,966
Portfolio shares sold	117,609
Reimbursement from investment adviser	20,599
Other assets	1,259
Total assets	493,424,435

Liabilities:
Due to custodian	269,232
Payables:
Investments purchased	36,810,240
Portfolio shares redeemed	1,555,693
Distribution and Service fees and Transfer Agent fees	128,494
Management fees	56,576
Accrued expenses	103,447
Total liabilities	38,923,682

Net Assets:
Paid-in capital	477,716,567
Undistributed (distributions in excess of) net investment income	63,506
Accumulated net realized loss	(11,153,891)
Net unrealized gain (loss)	(12,125,429)
NET ASSETS	$454,500,753
Net Assets:
Class A	$161,318,692
Class C	58,073,466
Institutional	223,903,511
Service	1,390,992
Class IR	4,685,247
Class R	5,128,845
Total Net Assets	$454,500,753
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	14,581,042
Class C	5,247,859
Institutional	20,228,422
Service	125,323
Class IR	425,002
Class R	465,585
Net asset value, offering and redemption price per share:(a)
Class A	$11.06
Class C	11.07
Institutional	11.07
Service	11.10
Class IR	11.02
Class R	11.02

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $11.70, $15.90, $12.99, $14.07 and $8.40, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$370,165,740	$963,515,793	$842,313,612	$1,118,448,073
—	700,000	—	—
—	94,303	—	—

8,775,893	73,551,388	71,148,074	18,431,104
—	796,604	262,269	1,918,397
1,461,076	617,917	203,919	1,057,387
—	20,013	32,878	54,507
967	2,497	2,120	3,008
380,403,676	1,039,298,515	913,962,872	1,139,912,476

102,861	—	11,194,647	1,764,858

8,658,339	74,107,674	60,101,286	19,053,862
364,553	2,711,587	1,200,316	2,093,704
153,345	315,396	328,971	185,454
46,500	120,760	107,218	116,089
85,867	120,274	127,731	35,017
9,411,465	77,375,691	73,060,169	23,248,984

565,813,383	1,525,568,932	1,452,230,883	1,126,697,152
(260,811)	(16,099)	901,482	1,541,395
(257,510,394)	(597,980,858)	(688,942,498)	(82,975,287)
62,950,033	34,350,849	76,712,836	71,400,232
$370,992,211	$961,922,824	$840,902,703	$1,116,663,492

$145,570,587	$382,128,930	$369,654,524	$147,881,390
93,289,914	158,695,831	180,520,676	89,021,085
123,450,755	412,027,896	282,013,279	791,722,089
636,047	3,439,904	2,301,779	1,984,288
5,845,403	3,469,342	4,249,947	82,640,656
2,199,505	2,160,921	2,162,498	3,413,984
$370,992,211	$961,922,824	$840,902,703	$1,116,663,492

9,684,938	31,122,897	27,798,752	18,634,251
6,510,812	13,141,486	13,657,203	11,277,880
8,125,594	33,450,439	21,180,829	99,921,441
42,502	280,770	173,595	250,592
393,537	283,769	323,556	10,430,058
147,393	176,950	166,495	431,823

$15.03	$12.28	$13.30	$7.94
14.33	12.08	13.22	7.89
15.19	12.32	13.31	7.92
14.97	12.25	13.26	7.92
14.85	12.23	13.14	7.92
14.92	12.21	12.99	7.91

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$3,725,812
Interest	104
Total investment income	3,725,916

Expenses:
Distribution and Service fees(a)	529,272
Management fees	357,825
Transfer Agent fees(a)	275,485
Registration fees	46,312
Printing and mailing costs	38,618
Professional fees	31,042
Custody, accounting and administrative services	21,827
Trustee fees	6,741
Service Share fees — Shareholder Administration Plan	1,767
Service Share fees — Service Plan	1,767
Other	10,085
Total expenses	1,320,741
Less — expense reductions	(145,083)
Net expenses	1,175,658
NET INVESTMENT INCOME (LOSS)	2,550,258

Realized and unrealized loss from investment transactions:
Net realized gain (loss) from Affiliated Underlying Funds	7,987,114
Net change in unrealized loss on Affiliated Underlying Funds	(7,215,674)
Net realized and unrealized gain	771,440
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,321,698

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$211,079	$304,417	$13,776	$160,420	$57,839	$47,120	$283	$4,588	$5,235
Equity Growth Strategy	184,639	478,267	5,611	140,326	90,871	24,901	128	5,357	2,132
Growth and Income Strategy	492,703	825,145	6,444	374,454	156,777	83,743	719	3,230	2,449
Growth Strategy	475,492	930,783	6,106	361,374	176,849	58,285	475	3,938	2,320
Satellite Strategies	203,579	481,529	8,708	154,720	91,490	165,782	1,674	81,832	3,309

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$861,422	$5,751,905	$3,148,829	$16,138,823
43	103	—	99
861,465	5,752,008	3,148,829	16,138,922

668,517	1,324,292	1,412,381	693,816
282,299	740,610	650,202	735,364
263,715	621,372	603,241	498,807
23,243	50,818	45,890	67,428
17,713	72,122	92,656	85,875
31,255	26,144	31,239	30,017
19,850	21,686	17,393	15,611
6,490	14,216	10,543	11,592
803	4,496	2,966	10,464
803	4,496	2,966	10,464
549	4,112	10,872	12,673
1,315,237	2,884,364	2,880,349	2,172,111
(92,554)	(169,398)	(191,254)	(164,434)
1,222,683	2,714,966	2,689,095	2,007,677
(361,218)	3,037,042	459,734	14,131,245

18,459,494	33,117,047	42,099,113	(7,927,635)
(3,376,264)	(17,699,822)	(16,171,866)	17,781,061
15,083,230	15,417,225	25,927,247	9,853,426
$14,722,012	$18,454,267	$26,386,981	$23,984,671

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income (loss)	$2,550,258	$9,930,538
Net realized gain	7,987,114	23,113,791
Net change in unrealized loss	(7,215,674)	(19,270,122)
Net increase in net assets resulting from operations	3,321,698	13,774,207

Distributions to shareholders:
From net investment income
Class A Shares	(900,796)	(5,235,872)
Class B Shares(a)	—	(14,631)
Class C Shares	(93,945)	(1,434,415)
Institutional Shares	(1,706,585)	(8,498,984)
Service Shares	(6,936)	(42,017)
Class IR Shares	(31,696)	(154,268)
Class R Shares	(22,177)	(151,046)
Total distributions to shareholders	(2,762,135)	(15,531,233)

From share transactions:
Proceeds from sales of shares	39,087,892	126,602,549
Reinvestment of distributions	2,679,554	14,845,000
Cost of shares redeemed	(91,792,051)	(207,803,697)
Net decrease in net assets resulting from share transactions	(50,024,605)	(66,356,148)
TOTAL DECREASE	(49,465,042)	(68,113,174)

Net assets:
Beginning of period	503,965,795	572,078,969
End of period	$454,500,753	$503,965,795
Undistributed (distributions in excess of) net investment income (loss)	$63,506	$275,383

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014

$(361,218)	$5,588,777	$3,037,042	$16,712,868
18,459,494	33,325,950	33,117,047	63,535,605
(3,376,264)	(27,129,782)	(17,699,822)	(56,880,106)
14,722,012	11,784,945	18,454,267	23,368,367

—	(2,648,072)	(1,181,004)	(10,286,039)
—	(38)	—	—
—	(1,035,861)	—	(3,587,888)
—	(2,808,754)	(2,077,400)	(12,077,484)
—	(10,479)	(8,814)	(90,511)
—	(105,720)	(14,584)	(90,372)
—	(33,633)	(4,814)	(59,555)
—	(6,642,557)	(3,286,616)	(26,191,849)

13,523,121	51,852,636	49,244,932	195,995,866
—	6,227,269	3,181,898	24,594,258
(41,275,069)	(86,257,984)	(115,265,911)	(248,309,446)
(27,751,948)	(28,178,079)	(62,839,081)	(27,719,322)
(13,029,936)	(23,035,691)	(47,671,430)	(30,542,804)

384,022,147	407,057,838	1,009,594,254	1,040,137,058
$370,992,211	$384,022,147	$961,922,824	$1,009,594,254
$(260,811)	$100,407	$(16,099)	$233,475

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income	$459,734	$11,356,092
Net realized gain	42,099,113	72,055,789
Net change in unrealized loss	(16,171,866)	(62,895,888)
Net increase in net assets resulting from operations	26,386,981	20,515,993

Distributions to shareholders:
From net investment income
Class A Shares	—	(8,390,748)
Class C Shares	—	(2,554,856)
Institutional Shares	—	(6,851,715)
Service Shares	—	(50,319)
Class IR Shares	—	(103,782)
Class R Shares	—	(49,071)
Total distributions to shareholders	—	(18,000,491)

From share transactions:
Proceeds from sales of shares	46,876,496	138,333,644
Reinvestment of distributions	—	16,942,316
Cost of shares redeemed	(85,037,334)	(218,629,993)
Net decrease in net assets resulting from share transactions	(38,160,838)	(63,354,033)
TOTAL DECREASE	(11,773,857)	(60,838,531)

Net assets:
Beginning of period	852,676,560	913,515,091
End of period	$840,902,703	$852,676,560
Undistributed net investment income	$901,482	$441,748

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Satellite Strategies Portfolio
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income	$14,131,245	$36,214,289
Net realized loss	(7,927,635)	(17,047,140)
Net change in unrealized gain (loss)	17,781,061	(20,443,189)
Net increase (decrease) in net assets resulting from operations	23,984,671	(1,276,040)

Distributions to shareholders:
From net investment income
Class A Shares	(1,721,030)	(5,155,705)
Class C Shares	(659,618)	(2,002,292)
Institutional Shares	(10,602,868)	(25,341,639)
Service Shares	(58,501)	(475,253)
Class IR Shares	(1,044,363)	(2,676,935)
Class R Shares	(33,107)	(92,446)
From net realized gains
Class A Shares	—	(932,370)
Class C Shares	—	(539,194)
Institutional Shares	—	(4,364,246)
Service Shares	—	(75,234)
Class IR Shares	—	(454,751)
Class R Shares	—	(18,035)
Total distributions to shareholders	(14,119,487)	(42,128,100)

From share transactions:
Proceeds from sales of shares	112,316,592	274,954,273
Proceeds received in connection with merger	—	26,406,156
Reinvestment of distributions	11,123,615	33,374,881
Cost of shares redeemed	(233,705,651)	(401,572,781)
Net decrease in net assets resulting from share transactions	(110,265,444)	(66,837,471)
TOTAL DECREASE	(100,400,260)	(110,241,611)

Net assets:
Beginning of period	1,217,063,752	1,327,305,363
End of period	$1,116,663,492	$1,217,063,752
Undistributed net investment income	$1,541,395	$1,529,637

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$11.06	$0.05	$0.01	$0.06	$(0.06)
2015 - C	11.07	0.01	0.01	0.02	(0.02)
2015 - Institutional	11.07	0.08	—	0.08	(0.08)
2015 - Service	11.10	0.05	—	0.05	(0.05)
2015 - IR	11.03	0.07	(0.01)	0.06	(0.07)
2015 - R	11.02	0.04	0.01	0.05	(0.05)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	11.13	0.21	0.06	0.27	(0.34)
2014 - C	11.13	0.12	0.07	0.19	(0.25)
2014 - Institutional	11.13	0.25	0.07	0.32	(0.38)
2014 - Service	11.16	0.19	0.08	0.27	(0.33)
2014 - IR	11.09	0.25	0.06	0.31	(0.37)
2014 - R	11.08	0.18	0.07	0.25	(0.31)
2013 - A	10.56	0.25	0.61	0.86	(0.29)
2013 - C	10.56	0.17	0.61	0.78	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)
2012 - C	9.86	0.09	0.81	0.90	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)
2010 - A	9.65	0.21	0.60	0.81	(0.24)
2010 - C	9.65	0.13	0.60	0.73	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$11.06	0.54%	$161,319	0.59	%(f)	0.65	%(f)	0.97	%(f)	21%
11.07	0.16	58,073	1.34	(f)	1.40	(f)	0.22	(f)	21
11.07	0.74	223,904	0.19	(f)	0.25	(f)	1.37	(f)	21
11.10	0.49	1,391	0.69	(f)	0.75	(f)	0.87	(f)	21
11.02	0.58	4,685	0.34	(f)	0.40	(f)	1.22	(f)	21
11.02	0.41	5,129	0.84	(f)	0.90	(f)	0.72	(f)	21

11.06	2.40	173,813	0.60		0.66		1.85		38
11.07	1.71	63,726	1.35		1.41		1.05		38
11.07	2.90	254,620	0.20		0.26		2.22		38
11.10	2.38	1,391	0.70		0.75		1.65		38
11.03	2.76	4,980	0.35		0.41		2.23		38
11.02	2.25	5,436	0.85		0.90		1.61		38
11.13	8.23	186,034	0.60		0.65		2.29		63
11.13	7.42	74,053	1.34		1.40		1.57		63
11.13	8.67	287,623	0.20		0.25		2.99		63
11.16	8.08	1,736	0.69		0.75		2.14		63
11.09	8.45	3,938	0.35		0.40		3.37		63
11.08	8.00	5,615	0.84		0.90		2.07		63
10.56	9.96	219,919	0.59		0.65		1.55		66
10.56	9.16	81,123	1.34		1.40		0.87		66
10.56	10.32	247,494	0.19		0.25		2.23		66
10.59	9.95	2,022	0.69		0.75		1.48		66
10.53	10.29	920	0.34		0.40		2.14		66
10.51	9.66	8,237	0.84		0.90		1.49		66
9.86	(1.88)	327,283	0.59		0.64		1.49		38
9.86	(2.64)	94,041	1.34		1.39		0.73		38
9.87	(1.48)	151,822	0.19		0.24		1.96		38
9.88	(2.09)	2,466	0.69		0.74		1.36		38
9.83	(1.79)	750	0.34		0.39		2.38		38
9.82	(2.11)	7,288	0.84		0.89		1.38		38
10.22	8.46	427,998	0.59		0.64		2.15		38
10.22	7.64	126,032	1.34		1.39		1.34		38
10.23	8.89	147,670	0.19		0.24		2.57		38
10.25	8.44	3,971	0.69		0.74		2.14		38
10.21	8.74	771	0.34		0.39		2.55		38
10.18	8.21	5,063	0.84		0.89		2.47		38

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$14.46	$(0.01)	$0.58	$0.57	$—
2015 - C	13.83	(0.06)	0.56	0.50	—
2015 - Institutional	14.58	0.02	0.59	0.61	—
2015 - Service	14.40	(0.02)	0.59	0.57	—
2015 - IR	14.27	0.01	0.57	0.58	—
2015 - R	14.37	(0.03)	0.58	0.55	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	14.29	0.23	0.20	0.43	(0.26)
2014 - C	13.68	0.10	0.20	0.30	(0.15)
2014 - Institutional	14.41	0.29	0.20	0.49	(0.32)
2014 - Service	14.22	0.19	0.23	0.42	(0.24)
2014 - IR	14.11	0.32	0.14	0.46	(0.30)
2014 - R	14.17	0.13	0.26	0.39	(0.19)
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)
2010 - A	10.24	0.19	1.11	1.30	(0.21)
2010 - C	9.84	0.10	1.06	1.16	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$15.03	3.94%	$145,571	0.59	%(f)	0.64	%(f)	(0.13	)%(f)	8%
14.33	3.62	93,290	1.34	(f)	1.39	(f)	(0.89	)(f)	8
15.19	4.18	123,451	0.19	(f)	0.24	(f)	0.26	(f)	8
14.97	3.96	636	0.69	(f)	0.74	(f)	(0.23	)(f)	8
14.85	4.06	5,845	0.34	(f)	0.39	(f)	0.12	(f)	8
14.92	3.83	2,200	0.84	(f)	0.89	(f)	(0.37	)(f)	8

14.46	3.01	148,611	0.60		0.68		1.56		23
13.83	2.18	96,667	1.35		1.42		0.71		23
14.58	3.38	130,499	0.20		0.28		1.96		23
14.40	2.94	626	0.70		0.77		1.27		23
14.27	3.27	5,280	0.35		0.43		2.19		23
14.37	2.77	2,339	0.85		0.92		0.86		23
14.29	23.51	152,264	0.60		0.68		1.45		21
13.68	22.60	106,208	1.35		1.43		0.68		21
14.41	23.96	124,275	0.20		0.28		2.07		21
14.22	23.28	715	0.70		0.78		1.48		21
14.11	23.77	3,735	0.35		0.43		3.55		21
14.17	23.17	3,740	0.84		0.93		0.85		21
11.75	16.95	147,814	0.59		0.68		1.85		23
11.26	16.10	102,156	1.34		1.43		1.10		23
11.85	17.45	92,696	0.19		0.26		2.45		23
11.71	16.85	488	0.70		0.78		1.43		23
11.62	17.30	494	0.34		0.42		2.20		23
11.64	16.59	4,946	0.84		0.92		1.79		23
10.23	(7.52)	208,169	0.59		0.66		1.77		18
9.82	(8.28)	112,247	1.34		1.41		1.05		18
10.33	(7.16)	46,797	0.19		0.26		2.20		18
10.14	(7.63)	1,246	0.69		0.76		1.39		18
10.13	(7.25)	539	0.34		0.41		2.45		18
10.16	(7.71)	5,073	0.84		0.91		1.91		18
11.33	12.66	296,969	0.59		0.66		1.79		27
10.88	11.83	158,142	1.34		1.41		1.04		27
11.45	13.09	59,900	0.19		0.26		2.52		27
11.22	12.53	3,540	0.69		0.76		1.61		27
11.23	12.89	553	0.34		0.41		2.36		27
11.26	12.34	4,389	0.84		0.91		3.90		27

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$12.10	$0.04	$0.18	$0.22	$(0.04)
2015 - C	11.91	(0.01)	0.18	0.17	—
2015 - Institutional	12.14	0.06	0.18	0.24	(0.06)
2015 - Service	12.07	0.03	0.18	0.21	(0.03)
2015 - IR	12.05	0.05	0.18	0.23	(0.05)
2015 - R	12.03	0.02	0.18	0.20	(0.02)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	12.14	0.20	0.07	0.27	(0.31)
2014 - C	11.99	0.10	0.08	0.18	(0.26)
2014 - Institutional	12.18	0.26	0.06	0.32	(0.36)
2014 - Service	12.11	0.20	0.06	0.26	(0.30)
2014 - IR	12.09	0.25	0.05	0.30	(0.34)
2014 - R	12.08	0.16	0.07	0.23	(0.28)
2013 - A	10.95	0.20	1.23	1.43	(0.24)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - IR	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)
2012 - A	9.98	0.17	1.07	1.24	(0.27)
2012 - C	9.92	0.09	1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)
2011 - A	10.55	0.17	(0.53)	(0.36)	(0.21)
2011 - C	10.49	0.10	(0.53)	(0.43)	(0.14)
2011 - Institutional	10.59	0.22	(0.54)	(0.32)	(0.25)
2011 - Service	10.53	0.17	(0.53)	(0.36)	(0.20)
2011 - IR	10.52	0.40	(0.73)	(0.33)	(0.24)
2011 - R	10.52	0.18	(0.57)	(0.39)	(0.19)
2010 - A	9.81	0.22	0.76	0.98	(0.24)
2010 - C	9.76	0.15	0.75	0.90	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$12.28	1.80%	$382,129	0.59	%(f)	0.63	%(f)	0.57	%(f)	17%
12.08	1.43	158,696	1.34	(f)	1.38	(f)	(0.18	)(f)	17
12.32	1.99	412,028	0.19	(f)	0.23	(f)	0.97	(f)	17
12.25	1.75	3,440	0.69	(f)	0.73	(f)	0.47	(f)	17
12.23	1.93	3,469	0.34	(f)	0.38	(f)	0.82	(f)	17
12.21	1.68	2,161	0.84	(f)	0.88	(f)	0.33	(f)	17

12.10	2.22	408,488	0.60		0.63		1.64		35
11.91	1.46	169,745	1.35		1.38		0.80		35
12.14	2.62	421,720	0.20		0.23		2.11		35
12.07	2.11	3,725	0.70		0.73		1.58		35
12.05	2.49	3,478	0.35		0.38		2.00		35
12.03	1.97	2,438	0.85		0.88		1.27		35
12.14	13.10	435,812	0.60		0.63		1.74		50
11.99	12.32	196,121	1.34		1.38		1.02		50
12.18	13.63	353,203	0.20		0.23		2.36		50
12.11	13.08	3,917	0.70		0.73		1.71		50
12.09	13.36	2,796	0.35		0.38		2.46		50
12.08	12.76	3,430	0.85		0.88		1.42		50
10.95	12.40	491,921	0.59		0.63		1.61		47
10.85	11.42	210,201	1.34		1.38		0.89		47
10.98	12.69	267,744	0.19		0.22		2.21		47
10.92	12.13	3,848	0.69		0.73		1.59		47
10.91	12.62	1,519	0.34		0.38		1.90		47
10.90	12.12	4,068	0.84		0.88		1.54		47
9.98	(3.46)	750,376	0.59		0.62		1.62		35
9.92	(4.10)	250,381	1.34		1.37		0.91		35
10.02	(3.04)	140,119	0.19		0.22		2.12		35
9.97	(3.48)	4,073	0.69		0.72		1.57		35
9.95	(3.18)	1,719	0.34		0.37		3.99		35
9.94	(3.77)	4,384	0.84		0.87		1.68		35
10.55	10.12	1,097,565	0.59		0.62		2.24		31
10.49	9.27	353,844	1.34		1.37		1.46		31
10.59	10.64	154,835	0.19		0.22		2.69		31
10.53	10.04	5,918	0.69		0.72		2.27		31
10.52	10.34	210	0.34		0.37		2.75		31
10.52	9.96	3,314	0.84		0.87		3.02		31

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$12.91	$0.01	$0.38	$0.39	$—
2015 - C	12.88	(0.04)	0.38	0.34	—
2015 - Institutional	12.90	0.04	0.37	0.41	—
2015 - Service	12.88	— (g)	0.38	0.38	—
2015 - IR	12.73	0.02	0.39	0.41	—
2015 - R	12.62	(0.01)	0.38	0.37	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	12.89	0.19	0.12	0.31	(0.29)
2014 - C	12.85	0.07	0.13	0.20	(0.17)
2014 - Institutional	12.88	0.24	0.12	0.36	(0.34)
2014 - Service	12.84	0.15	0.15	0.30	(0.26)
2014 - IR	12.72	0.25	0.08	0.33	(0.32)
2014 - R	12.59	0.11	0.15	0.26	(0.23)
2013 - A	11.05	0.14	1.88	2.02	(0.18)
2013 - C	11.02	0.05	1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)
2013 - IR	10.91	0.26	1.77	2.03	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)
2012 - A	9.86	0.18	1.25	1.43	(0.24)
2012 - C	9.83	0.10	1.25	1.35	(0.16)
2012 - Institutional	9.87	0.23	1.24	1.47	(0.30)
2012 - Service	9.83	0.17	1.25	1.42	(0.24)
2012 - IR	9.75	0.22	1.22	1.44	(0.28)
2012 - R	9.65	0.17	1.21	1.38	(0.23)
2011 - A	10.75	0.19	(0.84)	(0.65)	(0.24)
2011 - C	10.70	0.11	(0.83)	(0.72)	(0.15)
2011 - Institutional	10.77	0.22	(0.83)	(0.61)	(0.29)
2011 - Service	10.72	0.18	(0.84)	(0.66)	(0.23)
2011 - IR	10.65	0.30	(0.92)	(0.62)	(0.28)
2011 - R	10.55	0.20	(0.87)	(0.67)	(0.23)
2010 - A	9.87	0.22	0.91	1.13	(0.25)
2010 - C	9.83	0.14	0.89	1.03	(0.16)
2010 - Institutional	9.89	0.28	0.90	1.18	(0.30)
2010 - Service	9.85	0.21	0.90	1.11	(0.24)
2010 - IR	9.79	0.26	0.88	1.14	(0.28)
2010 - R	9.71	0.27	0.82	1.09	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)		Portfolio turnover rate(e)

$13.30	3.02%	$369,655	0.59	%(f)	0.64	%(f)	0.13	%(f)	17%
13.22	2.64	180,521	1.34	(f)	1.39	(f)	(0.62	)(f)	17
13.31	3.18	282,013	0.19	(f)	0.24	(f)	0.54	(f)	17
13.26	2.95	2,302	0.69	(f)	0.74	(f)	0.03	(f)	17
13.14	3.22	4,250	0.34	(f)	0.39	(f)	0.38	(f)	17
12.99	2.93	2,162	0.84	(f)	0.89	(f)	(0.11	)(f)	17

12.91	2.36	385,409	0.60		0.64		1.46		26
12.88	1.59	190,125	1.35		1.39		0.57		26
12.90	2.76	267,677	0.20		0.24		1.84		26
12.88	2.32	2,509	0.70		0.74		1.11		26
12.73	2.58	4,496	0.35		0.39		1.92		26
12.62	2.06	2,461	0.85		0.89		0.84		26
12.89	18.31	389,445	0.60		0.64		1.19		32
12.85	17.37	218,776	1.35		1.39		0.42		32
12.88	18.81	246,229	0.20		0.24		1.77		32
12.84	18.19	3,419	0.70		0.74		1.14		32
12.72	18.65	3,598	0.35		0.39		2.17		32
12.59	17.93	4,208	0.85		0.89		0.84		32
11.05	14.49	398,487	0.59		0.64		1.65		47
11.02	13.72	224,471	1.34		1.39		0.92		47
11.04	14.89	173,180	0.19		0.23		2.10		47
11.01	14.42	3,185	0.69		0.74		1.60		47
10.91	14.79	1,483	0.34		0.38		2.05		47
10.80	14.31	4,885	0.84		0.88		1.64		47
9.86	(6.08)	562,262	0.59		0.63		1.73		35
9.83	(6.77)	257,778	1.34		1.38		0.99		35
9.87	(5.69)	92,807	0.19		0.23		2.08		35
9.83	(6.18)	3,644	0.69		0.73		1.65		35
9.75	(5.85)	1,376	0.34		0.38		2.90		35
9.65	(6.39)	4,413	0.84		0.88		1.88		35
10.75	11.46	789,340	0.59		0.63		2.16		28
10.70	10.52	373,504	1.34		1.38		1.37		28
10.77	11.90	115,999	0.19		0.23		2.78		28
10.72	11.30	6,647	0.69		0.73		2.14		28
10.65	11.66	675	0.34		0.38		2.61		28
10.55	11.20	3,588	0.84		0.88		2.73		28

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$7.89	$0.09	(e)	$0.05	$0.14	$(0.09)	$—	$(0.09)
2015 - C	7.84	0.06	(e)	0.05	0.11	(0.06)	—	(0.06)
2015 - Institutional	7.87	0.10	(e)	0.05	0.15	(0.10)	—	(0.10)
2015 - Service	7.84	0.07	(e)	0.07	0.14	(0.06)	—	(0.06)
2015 - IR	7.87	0.10	(e)	0.05	0.15	(0.10)	—	(0.10)
2015 - R	7.86	0.08	(e)	0.05	0.13	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	8.16	0.21	(e)	(0.23)	(0.02)	(0.21)	(0.04)	(0.25)
2014 - C	8.12	0.15	(e)	(0.24)	(0.09)	(0.15)	(0.04)	(0.19)
2014 - Institutional	8.15	0.25	(e)	(0.24)	0.01	(0.25)	(0.04)	(0.29)
2014 - Service	8.12	0.19	(e)	(0.22)	(0.03)	(0.21)	(0.04)	(0.25)
2014 - IR	8.15	0.23	(e)	(0.24)	(0.01)	(0.23)	(0.04)	(0.27)
2014 - R	8.13	0.18	(e)	(0.22)	(0.04)	(0.19)	(0.04)	(0.23)
2013 - A	8.22	0.25	(e)	(0.04)	0.21	(0.27)	—	(0.27)
2013 - C	8.18	0.19	(e)	(0.04)	0.15	(0.21)	—	(0.21)
2013 - Institutional	8.21	0.29	(e)	(0.04)	0.25	(0.31)	—	(0.31)
2013 - Service	8.19	0.24	(e)	(0.04)	0.20	(0.27)	—	(0.27)
2013 - IR	8.21	0.28	(e)	(0.04)	0.24	(0.30)	—	(0.30)
2013 - R	8.19	0.24	(e)	(0.04)	0.20	(0.26)	—	(0.26)
2012 - A	7.39	0.33	(e)	0.86	1.19	(0.34)	(0.02)	(0.36)
2012 - C	7.36	0.26	(e)	0.86	1.12	(0.28)	(0.02)	(0.30)
2012 - Institutional	7.38	0.36	(e)	0.86	1.22	(0.37)	(0.02)	(0.39)
2012 - Service	7.36	0.32	(e)	0.87	1.19	(0.34)	(0.02)	(0.36)
2012 - IR	7.38	0.35	(e)	0.86	1.21	(0.36)	(0.02)	(0.38)
2012 - R	7.37	0.31	(e)	0.86	1.17	(0.33)	(0.02)	(0.35)
2011 - A	7.95	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(e)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(e)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(e)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(e)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Calculated based on the average shares outstanding methodology.
(f)	Annualized.
(g)	Amount is less than 0.005% per share.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate(d)

$7.94	1.72%	$147,881	0.57	%(f)	0.60	%(f)	2.13	%(f)	12%
7.89	1.34	89,021	1.32	(f)	1.35	(f)	1.39	(f)	12
7.92	1.93	791,722	0.17	(f)	0.20	(f)	2.55	(f)	12
7.92	1.75	1,984	0.67	(f)	0.70	(f)	1.69	(f)	12
7.92	1.86	82,641	0.32	(f)	0.35	(f)	2.41	(f)	12
7.91	1.60	3,414	0.82	(f)	0.85	(f)	1.91	(f)	12

7.89	(0.28)	177,204	0.58		0.60		2.50		20
7.84	(1.16)	102,605	1.33		1.35		1.79		20
7.87	— (g)	833,657	0.18		0.20		2.97		20
7.84	(0.39)	14,085	0.68		0.70		2.30		20
7.87	(0.15)	86,018	0.33		0.35		2.78		20
7.86	(0.54)	3,495	0.83		0.85		2.23		20
8.16	2.67	231,868	0.58		0.60		3.08		36
8.12	1.91	118,153	1.33		1.35		2.35		36
8.15	3.09	853,543	0.18		0.20		3.53		36
8.12	2.45	28,483	0.68		0.70		2.96		36
8.15	2.94	91,493	0.33		0.35		3.39		36
8.13	2.44	3,765	0.83		0.85		2.91		36
8.22	16.30	250,407	0.57		0.60		4.13		14
8.18	15.37	130,446	1.32		1.35		3.32		14
8.21	16.77	803,541	0.17		0.20		4.56		14
8.19	16.26	37,068	0.67		0.70		4.04		14
8.21	16.60	74,216	0.32		0.35		4.37		14
8.19	15.96	2,804	0.82		0.85		3.86		14
7.39	(3.17)	201,416	0.57		0.61		3.59		35
7.36	(3.88)	117,790	1.32		1.36		2.88		35
7.38	(2.77)	590,521	0.17		0.21		4.07		35
7.36	(3.26)	28,306	0.67		0.71		3.54		35
7.38	(2.91)	58,940	0.32		0.36		4.12		35
7.37	(3.42)	846	0.82		0.86		3.33		35
7.95	14.20	212,886	0.57		0.63		5.78		18
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Funds	A, C, Institutional, Service, IR, R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying Funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized in accordance with the character that is distributed. Capital gain distributions are recorded as capital gains in the financial statements. Income distributions are recorded in income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class (FST Shares for Money Market Funds) of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$137,274,058	$—	$—
Fixed Income Underlying Funds	246,372,956	—	—
Dynamic Underlying Funds	72,441,962	—	—
Total	$456,088,976	$—	$—

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$370,165,740	$—	$—
Total	$370,165,740	$—	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$495,122,858	$—	$—
Fixed Income Underlying Funds	314,630,034	—	—
Dynamic Underlying Funds	153,762,901	—	—
Short-term Investment	—	700,000	—
Total	$963,515,793	$700,000	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$604,459,892	$—	$—
Fixed Income Underlying Funds	102,802,600	—	—
Dynamic Underlying Funds	135,051,120	—	—
Total	$842,313,612	$—	$—

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$611,485,924	$—	$—
Fixed Income Underlying Funds	506,962,149	—	—
Total	$1,118,448,073	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2015, Goldman Sachs advised that it retained the following amounts:

Portfolio	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Balanced Strategy	$9,425	$10
Equity Growth Strategy	8,487	327
Growth and Income Strategy	17,206	334
Growth Strategy	14,963	151
Satellite Strategies	7,143	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% and 0.004% for the Satellite Strategies Portfolio and each other Portfolio, respectively. These Other Expense limitations will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For six months ended June 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Balanced Strategy	$—	$145,083	$145,083
Equity Growth Strategy	—	92,554	92,554
Growth and Income Strategy	—	169,398	169,398
Growth Strategy	—	191,254	191,254
Satellite Strategies	—	164,434	164,434

G.  Line of Credit Facility — As of June 30, 2015, the Portfolios participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Portfolios did not have any borrowings under the facility.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds.

These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2015 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2015	Dividend Income

Goldman Sachs Core Fixed Income Fund	$1,053	$18,256	$(1,081)	$7	$28	$18,263	$7
Goldman Sachs Dynamic Allocation Fund	62,219	2,910	(8,540)	100	(371)	56,318	—
Goldman Sachs Emerging Markets Debt Fund	14,837	1,354	(2,817)	(8)	(203)	13,163	356
Goldman Sachs Emerging Markets Equity Insights Fund	19,395	5,273	(13,080)	(496)	1,495	12,587	—
Goldman Sachs Global Income Fund	157,430	21,359	(28,392)	61	(1,820)	148,638	1,091
Goldman Sachs High Yield Fund	29,399	2,420	(4,203)	156	(346)	27,426	796
Goldman Sachs International Equity Insights Fund	23,496	15,707	(4,258)	388	2,241	37,574	—
Goldman Sachs International Real Estate Securities Fund	3,988	183	(647)	100	(29)	3,595	42
Goldman Sachs International Small Cap Insights Fund	5,974	210	(1,382)	528	70	5,400	—
Goldman Sachs Large Cap Growth Insights Fund	26,454	8,981	(11,148)	2,204	(1,668)	24,823	—
Goldman Sachs Large Cap Value Fund	21,361	609	(11,175)	1,605	(1,450)	10,950	—
Goldman Sachs Large Cap Value Insights Fund	49,724	1,774	(24,755)	4,977	(5,781)	25,939	355
Goldman Sachs Local Emerging Markets Debt Fund	14,293	10,120	(18,543)	(2,445)	1,104	4,529	488
Goldman Sachs Managed Futures Strategy Fund	17,701	1,061	(3,929)	284	1,007	16,124	—
Goldman Sachs Real Estate Securities Fund	5,147	1,974	(815)	223	(671)	5,858	65
Goldman Sachs Small Cap Equity Insights Fund	1,198	189	(1,448)	122	(61)	—	—
Goldman Sachs Strategic Growth Fund	11,408	3,775	(4,913)	260	18	10,548	—
Goldman Sachs Strategic Income Fund	37,304	3,106	(5,198)	(79)	(779)	34,354	526
Total	$502,381	$99,261	$(146,324)	$7,987	$(7,216)	$456,089	$3,726

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2015	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$36,273	$2,644	$(8,986)	$420	$2,239	$32,590	$—
Goldman Sachs Financial Square Funds — Prime Obligations Fund	2,534	—	(2,534)	—	—	—	—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2015	Dividend Income
Goldman Sachs International Equity Insights Fund	$105,857	$13,508	$(10,639)	$2,058	$8,419	$119,203	$—
Goldman Sachs International Real Estate Securities Fund	7,703	224	(666)	61	58	7,380	85
Goldman Sachs International Small Cap Insights Fund	11,533	35	(1,639)	708	451	11,088	—
Goldman Sachs Large Cap Growth Insights Fund	63,582	7,882	(5,320)	2,813	(1,523)	67,434	—
Goldman Sachs Large Cap Value Fund	34,426	96	(7,782)	3,141	(2,787)	27,094	—
Goldman Sachs Large Cap Value Insights Fund	80,143	911	(15,535)	7,475	(9,033)	63,961	687
Goldman Sachs Real Estate Securities Fund	7,734	792	(642)	215	(692)	7,407	89
Goldman Sachs Small Cap Equity Insights Fund	8,018	979	(4,077)	965	(606)	5,279	—
Goldman Sachs Strategic Growth Fund	27,354	2,954	(2,279)	603	98	28,730	—
Total	$385,157	$30,025	$(60,099)	$18,459	$(3,376)	$370,166	$861

Growth and Income Strategy Portfolio
Goldman Sachs Core Fixed Income Fund	$2,115	$38,729	$(2,148)	$14	$68	$38,778	$14
Goldman Sachs Dynamic Allocation Fund	125,777	4,516	(10,084)	115	(783)	119,541	—
Goldman Sachs Emerging Markets Debt Fund	19,968	1,448	(3,039)	(27)	(277)	18,073	489
Goldman Sachs Emerging Markets Equity Insights Fund	60,250	9,868	(26,619)	(378)	4,171	47,292	—
Goldman Sachs Global Income Fund	156,891	32,266	(26,776)	64	(1,782)	160,663	1,078
Goldman Sachs High Yield Fund	48,993	3,782	(3,906)	149	(510)	48,508	1,360
Goldman Sachs International Equity Insights Fund	121,504	27,895	(10,895)	1,372	11,062	150,938	—
Goldman Sachs International Real Estate Securities Fund	12,096	270	(1,111)	170	19	11,444	134
Goldman Sachs International Small Cap Insights Fund	18,112	204	(2,961)	1,304	535	17,194	—
Goldman Sachs Large Cap Growth Insights Fund	88,182	18,773	(19,256)	7,133	(5,292)	89,540	—
Goldman Sachs Large Cap Value Fund	58,267	577	(21,646)	7,606	(7,051)	37,753	—
Goldman Sachs Large Cap Value Insights Fund	135,502	2,419	(46,295)	18,318	(20,688)	89,256	1,073
Goldman Sachs Local Emerging Markets Debt Fund	19,108	18,412	(35,543)	(5,151)	3,174	—	739
Goldman Sachs Managed Futures Strategy Fund	35,788	1,692	(5,852)	420	2,174	34,222	—
Goldman Sachs Real Estate Securities Fund	12,139	1,110	(1,000)	661	(1,425)	11,485	141
Goldman Sachs Small Cap Equity Insights Fund	8,667	93	(7,039)	784	(340)	2,165	—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2015	Dividend Income
Goldman Sachs Strategic Growth Fund	$37,955	$7,903	$(8,764)	$647	$314	$38,055	$—
Goldman Sachs Strategic Income Fund	50,274	3,522	(4,034)	(84)	(1,069)	48,609	724
Total	$1,011,588	$173,479	$(236,968)	$33,117	$(17,700)	$963,516	$5,752

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2015	Dividend Income
Goldman Sachs Core Fixed Income Fund	$—	$34,422	$—	$—	$53	$34,475	$1
Goldman Sachs Dynamic Allocation Fund	106,679	7,038	(8,138)	119	(705)	104,993	—
Goldman Sachs Emerging Markets Debt Fund	8,435	776	(9,078)	(407)	274	—	214
Goldman Sachs Emerging Markets Equity Insights Fund	68,881	3,206	(20,180)	379	4,682	56,968	—
Goldman Sachs Global Income Fund	—	19,084	—	—	—	19,084	—
Goldman Sachs High Yield Fund	31,926	9,692	(13,691)	434	(465)	27,896	732
Goldman Sachs International Equity Insights Fund	166,537	24,971	(18,217)	3,545	13,597	190,433	—
Goldman Sachs International Real Estate Securities Fund	13,678	605	(1,086)	146	59	13,402	158
Goldman Sachs International Small Cap Insights Fund	20,479	532	(3,023)	1,343	804	20,135	—
Goldman Sachs Large Cap Growth Insights Fund	103,229	19,555	(18,707)	8,943	(6,694)	106,326	—
Goldman Sachs Large Cap Value Fund	61,811	1,542	(18,994)	7,695	(6,983)	45,071	—
Goldman Sachs Large Cap Value Insights Fund	143,734	4,825	(39,441)	18,783	(21,408)	106,493	1,229
Goldman Sachs Local Emerging Markets Debt Fund	8,288	8,601	(16,000)	(2,259)	1,370	—	333
Goldman Sachs Managed Futures Strategy Fund	30,353	2,223	(4,738)	349	1,872	30,059	—
Goldman Sachs Real Estate Securities Fund	13,733	1,681	(1,041)	236	(1,159)	13,450	165
Goldman Sachs Small Cap Equity Insights Fund	12,611	316	(6,609)	1,411	(775)	6,954	—
Goldman Sachs Strategic Growth Fund	44,446	8,202	(8,603)	1,381	(198)	45,228	—
Goldman Sachs Strategic Income Fund	21,321	2,148	(1,627)	1	(496)	21,347	317
Total	$856,141	$149,419	$(189,173)	$42,099	$(16,172)	$842,314	$3,149

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 6/30/2015	Dividend Income
Goldman Sachs Commodity Strategy Fund	$55,548	$12,092	$(11,613)	$(4,924)	$4,610	$55,713	$79
Goldman Sachs Emerging Markets Debt Fund	163,748	6,458	(40,793)	(3,018)	888	127,283	3,861
Goldman Sachs Emerging Markets Equity Fund	62,505	2,139	(16,488)	1,100	3,677	52,933	—
Goldman Sachs Emerging Markets Equity Insights Fund	76,232	3,396	(20,868)	(457)	6,864	65,167	1,902
Goldman Sachs High Yield Floating Rate Fund	79,822	61,478	(13,398)	(240)	(42)	127,620	—
Goldman Sachs High Yield Fund	154,053	6,750	(19,889)	(1,300)	390	140,004	4,132
Goldman Sachs International Real Estate Securities Fund	167,406	13,349	(22,958)	898	2,060	160,755	1,879
Goldman Sachs International Small Cap Fund	73,372	2,843	(15,790)	1,557	4,514	66,496	—
Goldman Sachs International Small Cap Insights Fund	110,146	2,822	(24,335)	1,971	9,207	99,811	—
Goldman Sachs Local Emerging Markets Debt Fund	95,381	4,048	(36,380)	(9,777)	3,069	56,341	2,100
Goldman Sachs Real Estate Securities Fund	184,924	26,892	(34,299)	6,263	(17,456)	166,324	2,186
Total	$1,223,137	$142,267	$(256,811)	$(7,927)	$17,781	$1,118,447	$16,139

*	Includes reinvestment of distributions.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the six months ended June 30, 2015, were as follows:

Portfolio	Purchases	Sales and Maturities
Balanced Strategy	99,260,557	146,324,299
Equity Growth Strategy	30,024,411	57,564,250
Growth and Income Strategy	173,478,739	236,967,822
Growth Strategy	149,419,484	189,173,258
Satellite Strategies	142,516,439	256,809,696

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2014, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Capital loss carryforwards:(1)
Expiring 2016	$—	$(46,668,527)	$(62,594,260)	$(144,662,145)	$—
Expiring 2017	—	(109,415,161)	(358,977,420)	(372,899,651)	(874,002)
Expiring 2018	(9,648,959)	(76,608,179)	(187,607,636)	(181,275,105)	—
Perpetual Short-term	—	(5,420)	—	—	—
Perpetual Long-term	—	(17,146,409)	—	(7,810,772)	—
Total capital loss carryforwards	$(9,648,959)	$(249,843,696)	$(609,179,316)	$(706,647,673)	$(874,002)
Qualified Late Year Loss Deferral	(5,753,170)	(463,055)	(6,195,253)	(2,007,589)	(18,322,686)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on December 31 of the year indicated.

As of June 30, 2015, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$471,867,593	$332,878,578	$945,578,861	$787,986,514	$1,101,369,168
Gross unrealized gain	4,719,904	62,950,033	47,993,900	81,398,229	98,109,655
Gross unrealized loss	(20,498,521)	(25,662,871)	(29,356,969)	(27,071,131)	(81,030,750)
Net unrealized security gain (loss)	$(15,778,617)	$37,287,162	$18,636,931	$54,327,098	$17,078,905

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in tax treatment of Underlying Fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or Underlying

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

7. OTHER RISKS (continued)

Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that a Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or Underlying Fund’s expense ratio.

Liquidity Risk — The Portfolios may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	706,428	$7,911,780	2,512,215	$28,542,187
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	77,165	860,107	447,500	4,998,282
Shares converted from Class B(a)	—	—	126,272	1,440,146
Shares redeemed	(1,911,061)	(21,415,826)	(4,094,576)	(46,405,617)
	(1,127,468)	(12,643,939)	(1,008,589)	(11,425,002)
Class B Shares(a)
Shares sold	—	—	15,801	176,635
Reinvestment of distributions	—	—	1,189	13,480
Shares converted to Class A	—	—	(126,272)	(1,440,146)
Shares redeemed	—	—	(1,064,765)	(12,119,630)
	—	—	(1,174,047)	(13,369,661)
Class C Shares
Shares sold	181,066	2,028,042	449,987	5,060,716
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	6,809	75,823	102,525	1,140,074
Shares redeemed	(698,504)	(7,820,001)	(1,448,090)	(16,347,673)
	(510,629)	(5,716,136)	(895,578)	(10,146,883)
Institutional Shares
Shares sold	2,524,000	28,312,552	7,831,692	88,541,605
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	151,822	1,692,405	751,245	8,401,913
Shares redeemed	(5,447,556)	(61,053,600)	(11,415,285)	(128,951,685)
	(2,771,734)	(31,048,643)	(2,832,348)	(32,008,167)
Service Shares
Shares sold	6,490	73,071	35,328	404,133
Reinvestment of distributions	69	768	519	5,816
Shares redeemed	(6,552)	(73,779)	(66,014)	(762,918)
	7	60	(30,167)	(352,969)
Class IR Shares
Shares sold	20,071	224,057	131,558	1,499,778
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	2,854	31,696	13,857	154,269
Shares redeemed	(49,616)	(555,822)	(48,726)	(549,269)
	(26,691)	(300,069)	96,689	1,104,778
Class R Shares
Shares sold	48,222	538,390	211,600	2,377,495
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	1,689	18,755	11,806	131,166
Shares redeemed	(77,720)	(873,023)	(236,615)	(2,666,905)
	(27,809)	(315,878)	(13,209)	(158,244)
NET DECREASE	(4,464,324)	$(50,024,605)	(5,857,249)	$(66,356,148)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014		For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

347,663	$5,181,387	1,515,053	$22,283,515	834,011	$10,326,329	4,896,628	$60,903,871
—	—	—	—	—	—	—	—
—	—	167,978	2,445,759	89,022	1,097,895	785,816	9,570,467
—	—	215,998	3,198,094	—	—	260,321	3,250,073
(943,139)	(14,008,823)	(2,275,926)	(33,407,481)	(3,562,325)	(43,818,000)	(8,081,044)	(100,125,769)
(595,476)	(8,827,436)	(376,897)	(5,480,113)	(2,639,292)	(32,393,776)	(2,138,279)	(26,401,358)

—	—	2,142	31,746	—	—	12,770	156,335
—	—	3	38	—	—	—	—
—	—	(225,401)	(3,198,094)	—	—	(263,631)	(3,250,073)
—	—	(948,110)	(13,444,880)	—	—	(3,477,471)	(42,829,682)
—	—	(1,171,366)	(16,611,190)	—	—	(3,728,332)	(45,923,420)

143,561	2,053,112	404,472	5,636,695	255,849	3,110,980	693,882	8,419,930
—	—	—	—	—	—	—	—
—	—	63,476	884,227	—	—	239,465	2,864,001
(621,485)	(8,897,295)	(1,245,558)	(17,386,336)	(1,369,067)	(16,656,703)	(3,036,459)	(37,073,371)
(477,924)	(6,844,183)	(777,610)	(10,865,414)	(1,113,218)	(13,545,723)	(2,103,112)	(25,789,440)

365,312	5,521,785	1,451,178	21,496,888	2,831,661	34,980,367	10,016,507	124,314,848
—	—	—	—	—	—	—	—
—	—	187,440	2,753,491	166,689	2,062,358	978,957	11,987,180
(1,188,679)	(17,707,410)	(1,314,720)	(19,442,384)	(4,291,334)	(53,227,897)	(5,256,547)	(65,438,884)
(823,367)	(12,185,625)	323,898	4,807,995	(1,292,984)	(16,185,172)	5,738,917	70,863,144

969	14,420	5,045	74,244	10,133	125,472	40,316	500,650
—	—	446	6,468	199	2,448	1,993	24,215
(1,918)	(28,962)	(12,312)	(184,974)	(38,104)	(471,688)	(57,156)	(703,249)
(949)	(14,542)	(6,821)	(104,262)	(27,772)	(343,768)	(14,847)	(178,384)

37,738	554,701	128,701	1,875,726	29,892	368,925	91,503	1,132,622
—	—	—	—	—	—	—	—
—	—	7,357	105,720	1,188	14,584	7,441	90,372
(14,291)	(209,425)	(30,691)	(438,793)	(35,992)	(439,045)	(41,517)	(514,940)
23,447	345,276	105,367	1,542,653	(4,912)	(55,536)	57,427	708,054

13,262	197,716	30,885	453,822	27,256	332,859	46,421	567,610
—	—	—	—	—	—	—	—
—	—	2,180	31,566	376	4,613	4,797	58,023
(28,647)	(423,154)	(134,144)	(1,953,136)	(53,240)	(652,578)	(132,698)	(1,623,551)
(15,385)	(225,438)	(101,079)	(1,467,748)	(25,608)	(315,106)	(81,480)	(997,918)
(1,889,654)	$(27,751,948)	(2,004,508)	$(28,178,079)	(5,103,786)	$(62,839,081)	(2,269,706)	$(27,719,322)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	784,147	$10,431,794	4,488,971	$59,400,768
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	609,249	7,908,058
Shares converted from Class B(a)	—	—	534,180	7,106,965
Shares redeemed	(2,847,743)	(37,866,687)	(5,981,400)	(78,872,890)
	(2,063,596)	(27,434,893)	(349,000)	(4,457,099)
Class B Shares(a)
Shares sold	—	—	14,935	193,386
Reinvestment of distributions	—	—	—	—
Shares converted to Class A	—	—	(533,365)	(7,106,965)
Shares redeemed	—	—	(3,164,313)	(42,102,856)
	—	—	(3,682,743)	(49,016,435)
Class C Shares
Shares sold	252,020	3,344,349	675,102	8,782,816
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	163,460	2,116,808
Shares redeemed	(1,359,622)	(18,009,795)	(3,098,849)	(40,520,777)
	(1,107,602)	(14,665,446)	(2,260,287)	(29,621,153)
Institutional Shares
Shares sold	2,465,264	32,138,990	5,106,964	67,371,655
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	520,860	6,755,555
Shares redeemed	(2,039,687)	(27,187,226)	(3,988,778)	(52,586,723)
	425,577	4,951,764	1,639,046	21,540,487
Service Shares
Shares sold	17,785	236,799	42,084	548,111
Reinvestment of distributions	—	—	878	11,375
Shares redeemed	(39,071)	(513,368)	(114,329)	(1,488,776)
	(21,286)	(276,569)	(71,367)	(929,290)
Class IR Shares
Shares sold	38,840	511,033	110,331	1,438,543
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	8,102	103,782
Shares redeemed	(68,379)	(875,514)	(48,147)	(624,329)
	(29,539)	(364,481)	70,286	917,996
Class R Shares
Shares sold	16,474	213,531	47,058	598,365
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	3,680	46,738
Shares redeemed	(44,928)	(584,744)	(189,996)	(2,433,642)
	(28,454)	(371,213)	(139,258)	(1,788,539)
NET DECREASE	(2,824,900)	$(38,160,838)	(4,793,323)	$(63,354,033)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Satellite Strategies Portfolio
For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
Shares	Dollars	Shares	Dollars

1,911,422	$15,445,890	4,251,256	$35,288,986
—	—	1,059,709	8,986,329
203,244	1,628,369	709,050	5,782,445
—	—	—	—
(5,949,873)	(48,047,524)	(11,963,386)	(99,618,364)
(3,835,207)	(30,973,265)	(5,943,371)	(49,560,604)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

257,227	2,063,731	1,298,464	10,720,418
—	—	1,042,640	8,779,032
67,863	541,330	251,699	2,029,786
(2,128,527)	(17,072,280)	(4,066,099)	(33,513,993)
(1,803,437)	(14,467,219)	(1,473,296)	(11,984,757)

10,121,017	81,393,450	23,027,158	191,277,501
—	—	666,837	5,648,133
985,500	7,876,965	2,740,846	22,271,662
(17,047,417)	(137,529,102)	(25,300,663)	(208,175,445)
(5,940,900)	(48,258,687)	1,134,178	11,021,851

87,621	690,866	322,987	2,647,221
296	2,367	7,546	62,168
(1,633,257)	(13,109,018)	(2,040,358)	(16,832,023)
(1,545,340)	(12,415,785)	(1,709,825)	(14,122,634)

1,548,520	12,487,260	4,096,303	33,949,999
—	—	337,317	2,857,060
130,547	1,043,615	383,885	3,125,909
(2,172,179)	(17,577,123)	(5,120,641)	(41,983,001)
(493,112)	(4,046,248)	(303,136)	(2,050,033)

29,282	235,395	129,895	1,070,148
—	—	16,067	135,602
3,879	30,969	12,677	102,911
(46,135)	(370,604)	(176,932)	(1,449,955)
(12,974)	(104,240)	(18,293)	(141,294)
(13,630,970)	$(110,265,444)	(8,313,743)	$(66,837,471)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio			Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid for the 6 months ended 6/30/15*	Beginning Account Value 1/1/15	Ending Account Value 6/30/15		Expenses Paid for the 6 months ended 6/30/15*	Beginning Account Value 1/1/15	Ending Account Value 6/30/15		Expenses Paid for the 6 months ended 6/30/15*
Class A
Actual	$1,000.00	$1,005.40	$2.93	$1,000.00	$1,039.40		$2.98	$1,000.00	$1,018.00		$2.95
Hypothetical 5% return	1,000.00	1,021.87	2.96	1,000.00	1,021.87	+	2.96	1,000.00	1,021.87	+	2.96
Class C
Actual	1,000.00	1,001.60	6.65	1,000.00	1,036.20		6.77	1,000.00	1,014.30		6.69
Hypothetical 5% return	1,000.00	1,018.15	6.71	1,000.00	1,018.15	+	6.71	1,000.00	1,018.15	+	6.71
Institutional
Actual	1,000.00	1,007.40	0.95	1,000.00	1,041.80		0.96	1,000.00	1,019.90		0.95
Hypothetical 5% return	1,000.00	1,023.85	0.95	1,000.00	1,023.85	+	0.95	1,000.00	1,023.85	+	0.95
Service
Actual	1,000.00	1,004.90	3.43	1,000.00	1,039.60		3.49	1,000.00	1,017.50		3.45
Hypothetical 5% return	1,000.00	1,021.37	3.46	1,000.00	1,021.37	+	3.46	1,000.00	1,021.37	+	3.46
Class IR
Actual	1,000.00	1,005.80	1.69	1,000.00	1,040.60		1.72	1,000.00	1,019.30		1.70
Hypothetical 5% return	1,000.00	1,023.11	1.71	1,000.00	1,023.11	+	1.71	1,000.00	1,023.11	+	1.71
Class R
Actual	1,000.00	1,004.10	4.17	1,000.00	1,038.30		4.25	1,000.00	1,016.80		4.20
Hypothetical 5% return	1,000.00	1,020.63	4.21	1,000.00	1,020.63	+	4.21	1,000.00	1,020.63	+	4.21

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended June 30, 2015 (Unaudited) (continued)

	Growth Strategy Portfolio			Satellite Strategies Portfolio
Share Class	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid for the 6 months ended 6/30/15*	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid for the 6 months ended 6/30/15*
Class A
Actual	$1,000.00	$1,030.20	$2.97	$1,000.00	$1,017.20	$2.85
Hypothetical 5% return	1,000.00	1,021.87	2.96	1,000.00	1,021.97	2.86
Class C
Actual	1,000.00	1,026.40	6.73	1,000.00	1,013.40	6.59
Hypothetical 5% return	1,000.00	1,018.15	6.71	1,000.00	1,018.25	6.61
Institutional
Actual	1,000.00	1,031.80	0.96	1,000.00	1,019.30	0.85
Hypothetical 5% return	1,000.00	1,023.85	0.95	1,000.00	1,023.95	0.85
Service
Actual	1,000.00	1,029.50	3.47	1,000.00	1,017.50	3.35
Hypothetical 5% return	1,000.00	1,021.37	3.46	1,000.00	1,021.47	3.36
Class IR
Actual	1,000.00	1,032.20	1.71	1,000.00	1,018.60	1.60
Hypothetical 5% return	1,000.00	1,023.11	1.71	1,000.00	1,023.21	1.61
Class R
Actual	1,000.00	1,029.30	4.23	1,000.00	1,016.00	4.10
Hypothetical 5% return	1,000.00	1,020.63	4.21	1,000.00	1,020.73	4.11

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	0.59%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84
Satellite Strategies	0.57	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolios and the underlying funds in which they invest (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by GSAM indicating GSAM’s views on whether a Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(e)	fee and expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of each Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the expense trends over time of each Portfolio;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(g)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolios and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Portfolio had

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

been in existence for those periods. The Trustees also reviewed each Portfolio’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Balanced Strategy Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the one-year period, in the third quartile for the three- and ten-year periods, and in the fourth quartile for the five-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees further observed that the Equity Growth Strategy Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Portfolio’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2015. They noted that the Growth and Income Strategy Portfolio’s Institutional Shares had placed in the second quartile of the Portfolio’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They observed that the Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They noted that the Satellite Strategies Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the one-year period and in the fourth quartile for the three- and five-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. The Trustees noted that the Balanced Strategy Portfolio had certain significant differences from the Portfolio’s peer group, and the Satellite Strategies Portfolio had certain significant differences from both the Portfolio’s peer group and benchmark index, that caused the peer groups and benchmark index, as applicable, to be imperfect bases for performance comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive a portion of its management fee with respect to certain Underlying Funds. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to certain Underlying Funds from their participation in the program were greater, as measured by the revenue they received in connection with the program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.

[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.

[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.

[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.

[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 168348.MF.MED.TMPL/8/2015 FFSAR-15/75.7K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) – 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.
Audit-Related Fees:
• PwC	$0	$2,340	Other attest services.
Tax Fees:
• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

* These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	September 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	September 4, 2015